B U S I N E S S U P D A T E A N D T H I R D Q U A R T E R 2 0 1 3 E A R N I N G S P R E S E N T A T I O N Artisan Partners Asset Management

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 1 BUSINESS UPDATE & QUARTERLY RESULTS DISCUSSION Eric R. Colson is President and Chief Executive Officer of Artisan Partners. Prior to joining the firm in January 2005, Mr. Colson was an executive vice president of Callan Associates, Inc. where he managed the institutional consulting group, providing business and investment advice to asset management firms. Prior to managing the institutional consulting group, he managed Callan's global manager research. Mr. Colson holds a BA in Economics from the University of California-Irvine. Mr. Colson is a Chartered Financial Analyst. • 20 years of industry experience • 8 years at Artisan Partners Charles (C.J.) Daley, Jr. is a Managing Director and Chief Financial Officer of Artisan Partners. Prior to joining the firm in July 2010, Mr. Daley was senior executive vice president, chief financial officer and treasurer of the global asset management firm Legg Mason, Inc. Mr. Daley holds a BS in Accounting from the University of Maryland. He is an inactive Certified Public Accountant. • 25 years of industry experience • 3 years at Artisan Partners

FIRM FACTS

- Founded in 1994; focused on providing high value-added investment strategies
- Five autonomous investment teams managing thirteen investment strategies for sophisticated, institutional investors
- Principal offices in Milwaukee, San Francisco, Atlanta, New York and London, with approximately 295 associates
- Approximately $96.9 billion under management as of September 30, 2013

MANAGEMENT TEAM

Andrew A. Ziegler
Executive Chairman

Eric R. Colson
Chief Executive Officer

Charles (C.J.) Daley, Jr.
Chief Financial Officer

Sarah A. Johnson
Chief Legal Officer

Dean J. Patenaude
Head of Global Distribution

AUM by Investment Team



Emerging Markets 2%
Growth 22%
Global Equity 25%
U.S. Value 22%
Global Value 29%

AUM by Distribution Channel[1]



Financial Advisor 10%
Retail 6%
Broker Dealer 20%
Institutional 44%
Defined Contribution 20%

As of September 30, 2013. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

ARTISAN PARTNERS ASSET MANAGEMENT 2

LONG-TERM INVESTMENT RESULTS — Full Cycle Return Goals

Process Consistency | Wealth Compounding | Index Outperformance | Peer Outperformance

	Strategy Inception	AUM (in billions)	Average Annual Value Added Since Inception[1]
Global Equity Team			
Non-U.S. Growth Strategy	1/1/96	$ 23.0	6.68%
Non-U.S. Small-Cap Growth Strategy	1/1/02	$ 1.5	5.34%
Global Equity Strategy	4/1/10	$ 0.2	7.58%
Global Small-Cap Growth Strategy	7/1/13	$ <0.1	(5.87%)
U.S. Value Team			
U.S. Mid-Cap Value Strategy	4/1/99	$ 14.4	6.04%
U.S. Small-Cap Value Strategy	6/1/97	$ 4.4	4.90%
Value Equity Strategy	7/1/05	$ 2.7	1.10%
Growth Team			
U.S. Mid-Cap Growth Strategy	4/1/97	$ 15.9	6.53%
U.S. Small-Cap Growth Strategy	4/1/95	$ 2.7	1.27%
Global Opportunities Strategy	2/1/07	$ 2.4	7.04%
Global Value Team			
Non-U.S. Value Strategy	7/1/02	$ 15.6	7.43%
Global Value Strategy	7/1/07	$ 12.3	6.80%
Emerging Markets Team			
Emerging Markets Strategy	7/1/06	$ 1.7	(1.04%)

Note: Data as of and through September 30, 2013. [1] Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. Global Small-Cap Growth strategy performance began on July 1, 2013 and only has a three month performance track record. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 4 INVESTMENT PERFORMANCE — Outperformance and Rankings Sources: Artisan Partners/Lipper Inc/Morningstar. % of AUM in Outperforming Strategies at December 31 of each year except as indicated. % of AUM in Outperforming Strategies represents the % of AUM in strategies where gross composite performance has outperformed its benchmark for the average annual periods indicated above and since inception. % of AUM in Outperforming Strategies for each period includes only assets under management in all strategies in operation throughout the period. Lipper rankings and Morningstar Ratings are as of September 30, 2013. Lipper rankings are based on total return, are historical, and do not represent future results. Morningstar ratings are based on risk-adjusted return. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. See Notes & Disclosures at the end of this presentation for more information about our investment performance. % of AUM in Outperforming Strategies 40% 97% 99% 100% 100%96% 96% 95% 100% 96% 74% 76% 96% 100% 96% 91% 91% 94% 100% 98% 0% 20% 40% 60% 80% 100% 1 Year 3 Year 5 Year 10 Year Inception 2010 2011 2012 9/30/2013 % of AUM by Overall Lipper Ranking % of AUM by Overall Morningstar RatingTM

BUSINESS PHILOSOPHY & APPROACH

High Value Added Investment Firm	Talent Driven Business Model	Thoughtful Growth
Active Strategies	Designed for Investment Talent to Thrive	Active Talent Identification
Autonomous Franchises	Managed by Business Professionals	Entrepreneurial Commitment
Proven Results	Structured to Align Interests	Focus on Long-Term Global Demand

Since its founding, Artisan has built its business based upon a consistent philosophy and business model.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 6 BUSINESS STRATEGY We believe that if we are THOUGHTFUL about hiring and developing the right talent, protecting the alpha potential of our investment teams and managing our business with discipline and a commitment to our clients, GROWTH will follow naturally.

BUSINESS STRATEGY

Management Guideposts

- Talent Focus
- Strong Long-Term Investment Results
- Asset Diversification
- Financial Discipline

Growth Strategy

Team Development	Alpha Protection	Discipline & Clients First

ARTISAN PARTNERS ASSET MANAGEMENT 7

TEAM DEVELOPMENT — Sourcing Talent


External Team Focus
Characteristics
Think Differently
Analyst First Then Portfolio Manager
Strong Philosophical Belief
Business Model Fit
High Value-Added Strategy
Talent Focused
Economic Model
Institutional Viability
Investment Policy
Asset Allocation
Portfolio Structure
Cultural Fit
Internal Team Focus

ARTISAN PARTNERS ASSET MANAGEMENT 8

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 9 TEAM DEVELOPMENT — Multi-Generational Franchises  1 Portfolio Manager  4 Portfolio Managers  9 Analysts  8 Research Associates  1 Portfolio Manager  1 Analyst  4 Portfolio Managers  1 Associate Portfolio Manager  5 Analysts  3 Research Associates  1 Portfolio Manager  1 Analyst  4 Portfolio Managers  1 Analyst  1 Research Associate  1 Portfolio Manager  1 Analyst  2 Portfolio Managers  5 Analysts  1 Research Associate  1 Portfolio Manager  3 Analysts  1 Portfolio Manager  4 Analysts  1 Research Associate Global Equity Growth U.S Value Global Value Emerging Markets Natural Succession Planning Broad Decision-Making Capability Team Inception Today Distinct Investment Culture

ALPHA PROTECTION — Capacity Management Strategy

Capacity Management Life Cycle


Early Adoption
Leveraged Growth
Asset Diversification
Cash Flow Maintenance
Non-U.S. Growth
Global Value
Global Opportunities
Value Equity
Emerging Markets
Global Equity
Global Small-Cap Growth
U.S Small-Cap Growth
U.S Mid-Cap Growth
Non-U.S. Value
U.S. Mid-Cap Value
U.S. Small-Cap Value
Non-U.S. Small-Cap Growth
Inception

- Protect Portfolio Management Time
- Prioritize Alpha
- Cautious Early Marketing

- Protect Portfolio Management Time
- Prioritize Alpha
- Preserve Portfolio Flexibility
- Slow Asset Growth

ARTISAN PARTNERS ASSET MANAGEMENT 10

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 11 BUSINESS DISCIPLINE — Team Asset Diversification 0% 20% 40% 60% 80% 100% Growth Global Equity U.S. Value Global Value Emerging Markets Institutional Defined Contribution Broker Dealer Financial Advisor Retail Channel Diversification by Team  Balanced Distribution Mix Minimized Concentration Risk  High Value-Added Fee Support

BUSINESS DISCIPLINE — Firm Asset Diversification

Channel Diversificiation[1]


Financial Advisor 10%
Retail 6%
Institutional 44%
Broker Dealer 20%
Defined Contribution 20%

Team Diversification


Emerging Markets 2%
Growth 22%
Global Equity 25%
U.S. Value 22%
Global Value 29%

Client Diversification

Relationship Type	% AUM of Largest Relationship
Client	5%
Consulting Firm	<6%
401(k) Platform	<6%
Broker Dealer	<4%
Financial Advisor	<1%

Expanding Geographic Diversification
% of Non-U.S. AUM


11%
2%
12/31/2009
9/30/2013

As of September 30, 2013. [1]The allocation of AUM by distribution channel involves the use of estimates and the exercise of judgment.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 13 0 10,000,000,000 20,000,000,000 30,000,000,000 40,000,000,000 50,000,000,000 60,000,000,000 70,000,000,000 80,000,000,000 90,000,000,000 100,000,000,000 6 / 3 0 / 1 9 9 5 6 / 3 0 / 1 9 9 6 6 / 3 0 / 1 9 9 7 6 / 3 0 / 1 9 9 8 6 / 3 0 / 1 9 9 9 6 / 3 0 / 2 0 0 0 6 / 3 0 / 2 0 0 1 6 / 3 0 / 2 0 0 2 6 / 3 0 / 2 0 0 3 6 / 3 0 / 2 0 0 4 6 / 3 0 / 2 0 0 5 6 / 3 0 / 2 0 0 6 6 / 3 0 / 2 0 0 7 6 / 3 0 / 2 0 0 8 6 / 3 0 / 2 0 0 9 6 / 3 0 / 2 0 1 0 6 / 3 0 / 2 0 1 1 6 / 3 0 / 2 0 1 2 6 / 3 0 / 2 0 1 3 C u m u l a t i v e P e r f o r m a n c e / A s s e t s Time BUSINESS DISCIPLINE — Growth Expectations / 1 9 9 5 / 1 9 9 6 / 1 9 9 7 / 1 9 9 8 / 1 9 9 9 / 2 0 0 0 / 2 0 0 1 / 2 0 0 2 / 2 0 0 3 / 2 0 0 4 / 2 0 0 5 / 2 0 0 6 / 2 0 0 7 / 2 0 0 8 / 2 0 0 9 / 2 0 1 0 / 2 0 1 1 / 2 0 1 2 / 2 0 1 3 A s s e t s Time Reality ,000,000 ,000,000 ,000,000 ,000,000 ,000,000 ,000,000 ,000,000 ,000,000 ,000,000 C u m u l a t i v e P e r f o r m a n c e / A s s e t s We view ourselves as a thoughtful growth firm, but we do not expect a linear outcome. We are long-term focused and we value alpha more than growth over short periods. Market Expectation

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 14  AUM increased 13% to $96.9 billion, the highest quarter-end level in the firm’s history  Average AUM increased 8% to $92.4 billion  Net flows of $2.1 billion resulted in 9.7% annualized organic growth  Revenues increased 10% to $178.0 million  Operating margin of 30.0%  Net income per basic share of $0.42  Net income per diluted share of $0.35  Adjusted operating margin of 43.3%  Adjusted net income per adjusted share of $0.67  Dividend of $0.43 per share of Class A common stock – Declaration Date: October 22nd – Record Date: November 11th – Payable Date: November 26th Assets Under Management Net Client Cash Flows Operating Results Capital Management SUMMARY OF THIRD QUARTER 2013 RESULTS

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 15 ASSETS UNDER MANAGEMENT & NET CLIENT CASH FLOWS (in billions) Net Client Cash Flows $69.8 $74.3 $83.2 $85.8 $96.9 $66.8 $71.3 $79.2 $85.3 $92.4 3Q12 4Q12 1Q13 2Q13 3Q13 Assets Under Management Ending Assets Under Management Average Assets Under Management $1.5 $1.5 $2.2 $1.4 $2.1 3Q12 4Q12 1Q13 2Q13 3Q13 Quarter Net Client Cash Flows $4.3 $5.7 YTD 3Q12 YTD 3Q13 Year To Date Net Client Cash Flows

GLOBAL DISTRIBUTION (in billions)



Non-U.S. Client AUM
10%
11%
11%
11%
11%
$6.7
$7.9
$9.2
$9.8
$10.9
3Q12
4Q12
1Q13
2Q13
3Q13
Non-U.S. Client AUM as a % of Firmwide AUM
Non-U.S. Client AUM



U.S. vs. Non-U.S. Client Net Flows
Quarter
$1.0
$0.5
$0.6
$0.9
$1.6
$0.6
$1.0
$0.4
$1.8
$0.3
3Q12
4Q12
1Q13
2Q13
3Q13
U.S.
Non-U.S.
Year To Date
$3.3
$1.0
$4.4
$1.3
YTD 3Q12
YTD 3Q13
U.S.
Non-U.S.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 17 FINANCIAL RESULTS — Financial Highlights Average Total AUM (in billions) Revenues (in millions) Quarter Year To Date $66.8 $85.3 $92.4 3Q12 2Q13 3Q13 $64.5 $85.7 YTD 3Q12 YTD 3Q13 $128.0 $162.0 $178.0 3Q12 2Q13 3Q13 $368.5 $488.2 YTD 3Q12 YTD 3Q13

FINANCIAL RESULTS — Financial Highlights

Quarter | Year To Date

Adjusted Operating Margin[1]


38.9%
44.6%
43.3%
3Q12
2Q13
3Q13


40.0%
41.8%
YTD 3Q12
YTD 3Q13

Adjusted Net Income (in millions)
& Adjusted Net Income per Share[1]


$29.1
$44.5
$0.64
$47.6
$0.67
3Q12
2Q13
3Q13
Adjusted Net Income
Adjusted Net Income per Adjusted Share


$88.4
$125.3
$1.77
YTD 2Q13
YTD 3Q13
Adjusted Net Income
Adjusted Net Income per Adjusted Share

[1] Operating Margin (GAAP) for the quarters ended September 30, 2012, June 30, 2013, and September 30, 2013 was (29.8)%, 29.8%, and 30.0%, respectively, and for the nine months ended September 30, 2012 and September 30, 2013 was 2.1% and (65.5%), respectively. Net Income attributable to APAM for the quarters ended June 30, 2013 and September 30, 2013 was $5.7M and $6.0M, respectively, and for the nine months ended September 30, 2013 was $14.7M. Net Income per basic share for the quarters ended June 30, 2013 and September 30, 2013 was $0.38 and $0.42, respectively, and for the nine months ended September 30, 2013 was $0.97. Net Income per diluted share for the quarters ended June 30, 2013 and September 30, 2013 was $0.38 and $0.35, respectively, and for the nine months ended September 30, 2013 was $0.90. See page 22 for a reconciliation of GAAP to Non-GAAP ("Adjusted") Measures

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 19  Salary & Incentives includes incentive compensation, which increased in the September 2013 quarter due to higher revenues.  The equity based compensation expense of $3.4 million in the September 2013 quarter is the result of the pro-rata amortization of the equity grant made in July 2013.  The pre-IPO retention award amortization for investment teams, which is included in cash retention award and severance in each of the quarters presented, ends in the December 2013 quarter. FINANCIAL RESULTS — Compensation & Benefits (in millions) September 2013 % of Rev. June 2013 % of Rev. September 2012 % of Rev. Salary & Incentives 68.3$ 38.4% 63.1$ 39.0% 51.1$ 39.9% Benefits & Payroll taxes 4.0 2.2% 3.9 2.4% 2.4 1.8% Equity Based Compensation Expense 3.4 1.9% - 0.0% - 0.0% Subtotal Compensation and Benefits 75.7 42.6% 67.0 41.4% 53.5 41.8% Pre-offering related compensation 23.4 13.2% 23.9 14.8% 88.0 68.8% Cash retention award and severance 3.7 2.1% 2.2 1.4% 2.9 2.3% Total Compensation and Benefits 102.9$ 57.8% 93.1$ 57.5% 144.4$ 112.8% For the Three Months Ended

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 20 FINANCIAL RESULTS — Capital Management ¹ Calculated in accordance with debt agreements. $141.2 $275.9 4Q12 3Q13 Cash (in millions) $290.0 $200.0 4Q12 3Q13 Borrowings (in millions) 1.4x 0.7x 4Q12 3Q13 Leverage Ratio1 $(672.7) $95.9 4Q12 3Q13 Equity (in millions)

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP ("ADJUSTED") MEASURES (in millions)

	For the Three Months Ended			For the Nine Months Ended	
	September 30, 2013	June 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
Net income attributable to Artisan Partners Asset Management Inc. (GAAP)	$6.0	$5.7	$—	$14.7	$—
Add back: Net income (loss) attributable to noncontrolling interests - Artisan Partners Holdings LP	44.6	42.4	(42.9)	(320.1)	(2.9)
Add back: Provision for income taxes	6.8	5.9	0.2	17.1	0.8
Add back: Pre-offering related compensation - share-based awards	23.4	23.9	56.0	380.5	85.9
Add back: Pre-offering related compensation - other	—	—	32.0	143.0	53.9
Add back: Offering related proxy expense	0.3	—	—	0.3	—
Less: Net gain on the valuation of contingent value rights	6.9	8.6	—	40.3	—
Adjusted provision for income taxes	26.6	24.8	16.2	69.9	49.3
Adjusted net income (Non-GAAP)	$47.6	$44.5	$29.1	$125.3	$88.4
Average shares outstanding					
Class A common shares	12.7	12.7	—	12.7	—
Assumed vesting, conversion or exchange of:					
Unvested restricted shares	1.3	—	—	0.6	—
Convertible preferred shares outstanding	2.6	2.6	—	2.6	—
Artisan Partners Holdings LP units outstanding (non-controlling interest)	54.6	54.7	—	54.7	—
Adjusted shares	71.2	70.0	N/A	70.6	N/A
Adjusted net income per adjusted share (Non-GAAP)	$0.67	$0.64	N/A	$1.77	N/A
Operating income (loss) (GAAP)	$53.4	$48.3	($38.2)	($319.6)	$7.7
Add back: Pre-offering related compensation - share-based awards	23.4	23.9	56.0	380.5	85.9
Add back: Pre-offering related compensation - other	—	—	32.0	143.0	53.9
Add back: Offering related proxy expense	0.3	—	—	0.3	—
Adjusted operating income (Non-GAAP)	$77.1	$72.2	$49.8	$204.2	$147.5
Adjusted operating margin (Non-GAAP)	43.3%	44.6%	38.9%	41.8%	40.0%

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LONG-TERM INVESTMENT RESULTS

As of September 30, 2013	1 Yr	3 Yr	5 Yr	7 Yr	10 Yr	Inception	Average Annual Value-Added Since Inception (bp)
	Average Annual Total Returns (Gross)						
Global Equity Team							
Artisan Non-U.S. Growth *(Inception: 1-Jan-96)*	24.65%	14.38%	10.73%	6.32%	11.02%	11.69%	668
MSCI EAFE Index	*23.77%*	*8.46%*	*6.35%*	*2.40%*	*8.00%*	*5.01%*	
Artisan Non-U.S. Small-Cap Growth *(Inception: 1-Jan-02)*	30.37%	14.53%	16.00%	9.61%	15.53%	16.51%	534
MSCI EAFE Small Cap Index	*29.43%*	*11.24%*	*11.42%*	*4.10%*	*10.28%*	*11.17%*	
Artisan Global Equity *(Inception 1-Apr-10)*	26.88%	18.46%	-	-	-	16.41%	758
MSCI All Country World Index	17.73%	10.20%	-	-	-	8.83%	
Artisan Global Small-Cap Growth *(Inception 1-Jul-13)*	-	-	-	-	-	4.87%	-587
MSCI All Country World Small Cap Index	-	-	-	-	-	10.74%	
U.S. Value Team							
Artisan U.S. Mid-Cap Value *(Inception: 1-Apr-99)*	33.26%	19.27%	14.38%	10.90%	14.21%	15.01%	604
Russell Midcap® Index	*27.91%*	*17.51%*	*12.97%*	*7.73%*	*10.77%*	*8.97%*	
Artisan U.S. Small-Cap Value *(Inception: 1-Jun-97)*	23.67%	12.53%	9.83%	7.52%	11.93%	12.85%	490
Russell 2000® Index	*30.06%*	*18.27%*	*11.15%*	*7.22%*	*9.63%*	*7.95%*	
Artisan Value Equity *(Inception: 1-Jul-05)*	20.19%	16.56%	11.44%	7.08%	-	7.90%	110
Russell 1000® Index	*20.91%*	*16.62%*	*10.52%*	*5.98%*	-	*6.80%*	
Growth Team							
Artisan U.S. Mid-Cap Growth *(Inception: 1-Apr-97)*	33.15%	21.47%	17.98%	13.01%	13.34%	16.71%	653
Russell Midcap® Index	*27.91%*	*17.51%*	*12.97%*	*7.73%*	*10.77%*	*10.18%*	
Artisan U.S. Small-Cap Growth *(Inception: 1-Apr-95)*	33.97%	25.86%	17.71%	10.17%	11.78%	10.67%	127
Russell 2000® Index	*30.06%*	*18.27%*	*11.15%*	*7.22%*	*9.63%*	*9.40%*	
Artisan Global Opportunities *(Inception: 1-Feb-07)*	22.65%	18.57%	15.14%	-	-	9.73%	704
MSCI All Country World Index	*17.73%*	*10.20%*	*7.71%*	-	-	*2.69%*	
Global Value Team							
Artisan Non-U.S. Value *(Inception: 1-Jul-02)*	32.17%	16.88%	14.51%	9.16%	14.55%	14.62%	743
MSCI EAFE Index	*23.77%*	*8.46%*	*6.35%*	*2.40%*	*8.00%*	*7.19%*	
Artisan Global Value *(Inception: 1-Jul-07)*	27.84%	18.76%	14.68%	-	-	8.29%	680
MSCI All Country World Index	*17.73%*	*10.20%*	*7.71%*	-	-	*1.49%*	
Emerging Markets Team							
Artisan Emerging Markets *(Inception: 1-Jul-06)*	-0.74%	-4.38%	4.96%	4.69%	-	5.37%	-104
MSCI Emerging Markets Index	*0.98%*	*-0.33%*	*7.22%*	*5.93%*	-	*6.42%*	

Source: Artisan Partners/MSCI/Russell. Average Annual Total Returns (Gross) represents gross of fees performance for the Artisan Composites. Value add measures the average annual outperformance or underperformance of the gross composite return of each Artisan Partners strategy compared to its broad-based benchmark. See Notes & Disclosures at the end of this presentation for more information about our investment performance.

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a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 24 NOTES & DISCLOSURES Forward-Looking Statements Certain information in this presentation, and other written or oral statements made by or on behalf of Artisan Partners, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the company’s future performance, as well as management’s current expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are only predictions based on current expectations and projections about future events. These forward-looking statements are subject to a number of risks and uncertainties, and there are important factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Among the important factors that could cause actual results, level of activity, performance or achievements to differ materially from those indicated by such forward-looking statements are: fluctuations in quarterly and annual results, incurrence of net losses, adverse effects of management focusing on implementation of a growth strategy, failure to develop and maintain the Artisan Partners brand and other factors disclosed in the company’s filings with the Securities and Exchange Commission, including those factors listed under the caption entitled “Risk Factors” in the company’s registration statement on Form S-1 (File No. 333-184686). The company undertakes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation. Investment Performance We measure the results of our “composites”, which represent the aggregate performance of all discretionary client accounts, including mutual funds, invested in the same strategy except those accounts with respect to which we believe client-imposed socially based restrictions may have a material impact on portfolio construction and those accounts managed in a currency other than U.S. dollars (the results of these accounts, which represented approximately 8% of our assets under management at September 30, 2013, are maintained in separate composites, which are not presented in these materials). Results for any investment strategy described herein, and for different investment products within a strategy, are affected by numerous factors, including different material market or economic conditions; different investment management fee rates, brokerage commissions and other expenses; and the reinvestment of dividends or other earnings. The returns for any strategy may be positive or negative, and past performance does not guarantee future results. In these materials, we present “Value-Added”, which is the amount in basis points by which the average annual gross composite return of each of our strategies has outperformed or underperformed the market index most commonly used by our clients to compare the performance of the relevant strategy. The market indices used to compute the value added for each of our strategies are as follows: Non-U.S. Growth Strategy—MSCI EAFE® Index; Non-U.S. Small-Cap Growth Strategy—MSCI EAFE® Small Cap Index; Global Equity Strategy—MSCI ACWI® Index; U.S. Mid-Cap Value Strategy—Russell Midcap® Index; U.S. Small-Cap Value Strategy—Russell 2000® Index; Value Equity Strategy—Russell 1000® Index; U.S. Mid-Cap Growth Strategy— Russell Midcap® Index; U.S. Small-Cap Strategy—Russell 2000® Index; Global Opportunities Strategy—MSCI ACWI® Index; Non-U.S. Value Strategy—MSCI EAFE® Index; Global Value Strategy— MSCI ACWI® Index; Emerging Markets Strategy—MSCI Emerging Markets IndexSM. In this document, we present information based on Morningstar, Inc., or Morningstar, ratings for series of Artisan Partners Funds, Inc. (“Artisan Funds”). The Morningstar ratings refer to the ratings by Morningstar of the share class of the respective series of Artisan Funds with the earliest inception date and are based on a 5-star scale. Morningstar data © 2012 Morningstar, Inc.; all rights reserved. Morningstar data contained herein (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ which is based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

a r t i s a n p a r t n e r s a s s e t m a n a g e m e n t 25 NOTES & DISCLOSURES Ratings are based on risk-adjusted returns and are historical and do not represent future results. The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year, and ten-year (if applicable) Morningstar Ratings metrics. The Artisan Funds, the ratings of which form the basis for the information reflected in the table on page 7, and the categories in which they are rated are: Artisan International Fund—Foreign Large Blend Funds Category; Artisan International Small Cap Fund—Foreign Small/Mid Growth Funds Category; Artisan Global Equity Fund—World Stock; Artisan Small Cap Value Fund—Small Value Funds Category; Artisan Mid Cap Value Fund—Mid- Cap Value Funds Category; Artisan Value Equity Fund—Large Value Funds Category; Artisan Mid Cap Fund—Mid-Cap Growth Funds Category; Artisan Global Opportunities Fund—World Stock; Artisan Small Cap Fund—Small Growth Funds Category; Artisan International Value Fund—Foreign Small/Mid Funds Category; Artisan Global Value Fund—World Stock; Artisan Emerging Markets Fund— Diversified Emerging Markets Funds Category. Morningstar ratings are initially given on a fund’s three year track record and change monthly. We also present information based on Lipper rankings for series of Artisan Funds. Lipper rankings are based on total return, are historical and do not represent future results. The number of funds in a category may include multiple share classes of the same fund, which may have a material impact on a fund’s ranking within a category. Lipper, a Thomson Reuters company, is the owner of all trademarks and copyrights relating to Lipper rankings. Financial Information Throughout these materials, we present historical information about our assets under management and our average assets under management for certain periods. We use our information management systems to track our assets under management and we believe the information in these materials regarding our assets under management is accurate in all material respects. We also present information regarding the amount of our assets under management sourced through particular distribution channels. The allocation of assets under management sourced through particular distribution channels involves estimates and the exercise of judgment. We have presented the information on our assets under management sourced by distribution channel in the way in which we prepare and use that information in the management of our business. Data sourced by distribution channel on our assets under management are not subject to our internal controls over financial reporting. Rounding Any discrepancies included in these materials between totals and the sums of the amounts listed are due to rounding. Trademark Notice The MSCI EAFE® Index, the MSCI EAFE® Growth Index, the MSCI EAFE® Small Cap Index, the MSCI EAFE® Value Index, the MSCI ACWI® Index and the MSCI Emerging Markets IndexSM are trademarks of MSCI Inc. MSCI Inc. is the owner of all copyrights relating to these indices and is the source of the performance statistics of these indices that are referred to in these materials. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.mscibarra.com) The Russell 2000® Index, the Russell 2000® Value Index, the Russell Midcap® Index, the Russell Midcap® Value Index, the Russell 1000® Index, the Russell 1000® Value Index, the Russell Midcap® Growth Index, the Russell 1000® Growth Index and the Russell 2000® Growth Index are trademarks of Russell Investment Group. Russell Investment Group is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. This is a presentation of Artisan Partners. Russell Investment Group is not responsible for the formatting or configuration of this material or for any inaccuracy in Artisan Partners' presentation thereof. None of the information in these materials constitutes either an offer or a solicitation to buy or sell any fund securities, nor is any such information a recommendation for any fund security or investment service. Copyright 2013 Artisan Partners. All rights reserved. This presentation may not be reproduced in whole or in part without Artisan Partners’ permission.